UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SANARA MEDTECH INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1200 Summit Ave

Suite 414

Fort Worth, Texas 76102

(817) 529-2300

April 29, 2022

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Sanara MedTech Inc., a Texas corporation (the “Company”). The Annual Meeting will be held on Friday, June 10, 2022, at 10:00 a.m., Central time. In order to facilitate shareholder attendance and participation, while safeguarding the safety of our shareholders, directors and officers, we have determined that the Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting.

To participate in the Annual Meeting virtually via the Internet, you must register in advance at https://stctransfer.zoom.us/webinar/register/WN_tuiMFtijQdm4NZDSvMxynQ prior to the deadline of June 9, 2022 at 8:00 p.m. Central time. Upon completing your registration, you will receive further instructions via email, including the link that will allow you access to the Annual Meeting. You will not be able to attend the Annual Meeting in person. Enclosed are the Notice of Annual Meeting of Shareholders and Proxy Statement, which describe the business that will be acted upon at the Annual Meeting, as well as our 2021 Annual Report, which includes our audited financial statements, and your proxy card, which contains instructions for how to vote.

Your vote is very important, regardless of the number of shares of our voting securities that you own. As an alternative to voting online during the Annual Meeting, you may vote in advance of the Annual Meeting, via the Internet, or by signing, dating and returning the enclosed proxy card. Whether or not you expect to attend the virtual Annual Meeting, please read the enclosed Proxy Statement carefully, and then vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary, or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the virtual Annual Meeting and vote your shares. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting. Only shareholders who held shares at the close of business on the record date, April 22, 2022, may vote at the Annual Meeting.

On behalf of the Board of Directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the meeting virtually. Thank you for your support of our company. I look forward to your virtual participation at the Annual Meeting.

Sincerely,

Ronald T. Nixon
Executive Chairman

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SANARA MEDTECH INC.

1200 Summit Ave

Suite 414

Fort Worth, Texas 76102

(817) 529-2300

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 10, 2022

NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of Sanara MedTech Inc., a Texas corporation (the “Company”), will be held electronically as a virtual meeting on June 10, 2022, at 10:00 a.m. Central time, to be conducted in a virtual format only via live audio webcast.

To participate in the Annual Meeting virtually via the Internet, you must register in advance at https://stctransfer.zoom.us/webinar/register/WN_tuiMFtijQdm4NZDSvMxynQ prior to the deadline of June 9, 2022 at 8:00 p.m. Central time. Upon completing your registration, you will receive further instructions via email, including the link that will allow you access to the meeting. There is no physical location for the 2022 Annual Meeting.

At the Annual Meeting, shareholders will consider and act on the following items:

(1)	the election of eight directors to serve as directors on the Board of Directors with terms expiring at our 2023 annual meeting of shareholders or until their successors have been duly elected and qualified;
(2)	the ratification of the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and
(2)	such other business as may arise and that may properly be conducted at the Annual Meeting or any adjournment or postponement thereof.

Shareholders are referred to the proxy statement accompanying this notice (the “Proxy Statement”) for more detailed information with respect to the matters to be considered at the Annual Meeting.

The Board of Directors has fixed the close of business on April 22, 2022 as the record date (the “Record Date”) for the Annual Meeting. Only holders of record of shares of our common stock on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered shareholders entitled to vote at the Annual Meeting will be available for inspection at our headquarters during regular business hours for at least ten (10) calendar days prior to the Annual Meeting. The list will also be available during the Annual Meeting for inspection by shareholders. If you would like to review the list, please contact our Investor Relations department by emailing IR@sanaramedtech.com.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to virtually attend the Annual Meeting or any postponement or adjournment of the Annual Meeting, please vote in advance of the Annual Meeting via the Internet, or by completing, dating, and signing the proxy card and returning it promptly in the enclosed prepaid envelope, in order to ensure that your shares will be represented at the Annual Meeting. The enclosed Proxy Statement and proxy card each contain detailed voting instructions for voting your shares by Internet or by mail.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting virtually and vote during the meeting. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

By Order of the Board of Directors,

Ronald T. Nixon
Executive Chairman

April 29, 2022

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SANARA MEDTECH INC.

1200 Summit Ave

Suite 414

Fort Worth, Texas 76102

(817) 529-2300

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 10, 2022

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” “the Company,” “Sanara,” or “Sanara MedTech” refer to Sanara MedTech Inc., a Texas corporation, and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “shareholders” are to the holders of our common stock, par value $0.001 per share.

The accompanying proxy is solicited by the Board of Directors (the “Board”) on behalf of Sanara MedTech Inc. to be voted at the 2022 annual meeting of shareholders of the Company (the “Annual Meeting”) to be held on June 10, 2022, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Annual Meeting. This Proxy Statement and the accompanying 2021 annual report (the “Annual Report”) and proxy card are expected to be first sent or given to shareholders on or about April 29, 2022.

The executive offices of the Company are located at, and the mailing address of the Company is, 1200 Summit Ave, Suite 414, Fort Worth, Texas 76102.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 10, 2022:

As permitted by the “Notice and Access” rules of the Securities and Exchange Commission (the “SEC”), we are making this Proxy Statement, the proxy card, and our Annual Report available to shareholders electronically via the Internet at the following website: http://onlineproxyvote.com/SMTI/.

ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your shares at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, shareholders will act upon the matters outlined in the Notice, which include the following:

(1)	the election of eight directors to the Board, to serve until our 2023 annual meeting of shareholders or until their successors are duly elected and qualified (“Proposal 1”);
(2)	the ratification of the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (“Proposal 2”); and
(3)	such other business as may arise that may properly be conducted at the Annual Meeting or any adjournment, postponement or recess thereof.

Management will also be available to respond to questions from shareholders. To promote fairness, efficient use of the Company’s resources and ensure the most pertinent shareholder questions are able to be addressed, questions should be submitted in advance of the Annual Meeting. Please submit your questions by email to IR@sanaramedtech.com, prior to 5:00 p.m. on June 8, 2022. If time allows, management will also consider questions submitted by shareholders during the Annual Meeting, which may be submitted by clicking on the Q&A icon on the toolbar at the bottom of the virtual meeting webpage.

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What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a shareholder of record and hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares of common stock held in each of your different accounts to ensure that all of your shares are voted.

Why have a virtual meeting?

We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our shareholders and the Company. Hosting a virtual meeting enables increased shareholder attendance and participation because shareholders can participate from any location around the world. We also believe that hosting a virtual meeting helps ensure the health and safety of our shareholders, directors and officers.

What do I need to do to attend the virtual Annual Meeting?

We will be hosting the Annual Meeting online via live audio webcast. A summary of the information you need to attend the Annual Meeting online is provided below:

Record Holders. If you were a shareholder of record (i.e., you held your shares through a certificate registered in your name) on April 22, 2022, you may virtually attend the Annual Meeting, but you must first register to do so by visiting: https://stctransfer.zoom.us/webinar/register/WN_tuiMFtijQdm4NZDSvMxynQ. You will then be directed to a screen where you will enter your registered name as found on the enclosed proxy card along with your email address. Upon completion of registration, you will receive an automated email confirming your registration, which will include a link to access the virtual Annual Meeting, the meeting passcode, and further instructions for joining the meeting. If you are a shareholder of record and you have misplaced your proxy card, or encounter any issues or difficulties with registration, please call Securities Transfer Corporation at (469) 633-0101.

The live webcast of the Annual Meeting will begin promptly at 10:00 a.m. Central time. You may join the Annual Meeting by accessing the Internet site provided to you at registration and entering the passcode provided in your confirmation email. Online access to the webcast will open approximately 30 minutes prior to the start of the Annual Meeting to allow time for our shareholders to log in and test their devices’ audio system. We encourage our shareholders to access the meeting in advance of the designated start time.

Beneficial Owners. If you were a beneficial owner on April 22, 2022 (i.e., you held your shares in “street name” through an intermediary, such as a broker, bank or other nominee), you must register as described in the preceding paragraph for record holders, and must provide proof of ownership of your shares by email to Securities Transfer Corporation at info@stctransfer.com. A recent brokerage statement or letter from your broker, bank or other nominee is an example of proof of ownership. Requests for registration and submission of proof of ownership should be labeled as “SMTI Registration” and must be received by Securities Transfer Corporation no later than 8 p.m., Central time, on June 9, 2022. If you have questions, please call Securities Transfer Corporation at (469) 633-0101.

What is the record date and what does it mean?

The record date to determine the shareholders entitled to notice of and to vote at the Annual Meeting is the close of business on April 22, 2022 (the “Record Date”). The Record Date was established by the Board. On the Record Date, 7,904,659 shares of common stock were issued and outstanding.

Who is entitled to vote at the Annual Meeting?

Holders of common stock at the close of business on the Record Date may vote at the Annual Meeting.

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What are the voting rights of the shareholders?

Each holder of common stock is entitled to one vote per share of common stock on each matter to be acted upon at the Annual Meeting. Our Certificate of Formation, as amended, prohibits cumulative voting rights for the election of directors.

The presence, in person or by proxy, of the holders of a majority of the voting power of the shares entitled to vote at the Annual Meeting is necessary and sufficient to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote at the meeting may adjourn the meeting from time to time to another place, if any, date or time. For the purposes of this virtual Annual Meeting, presence “in person” is satisfied by attending the virtual meeting online by following the instructions included in your Notice of Internet Availability.

What is the difference between a shareholder of record and a “street name” holder?

If your shares are registered directly in your name with Securities Transfer Corporation, the Company’s stock transfer agent, you are considered the shareholder of record with respect to those shares. The proxy materials will be sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The proxy materials will be forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions the nominee included in the mailing or by following such nominee’s instructions for voting.

What is a broker non-vote?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to Proposal 1. Your broker has discretionary authority to vote your stock with respect to Proposal 2. Therefore, if you do not provide voting instructions to your broker regarding Proposal 2, your broker will be permitted to vote your stock at its discretion.

How do I vote my shares?

If you are a record holder, you may vote your shares at the Annual Meeting in person or by proxy. To vote in person by virtually attending the Annual Meeting, or to vote by proxy, you may choose one of the following methods to vote your shares:

●	Voting at the Annual Meeting

You will have the right to vote during the Annual Meeting at http://onlineproxyvote.com/SMTI. This is a separate website from the page that you will access to attend the virtual Annual Meeting, but the voting site will only record votes cast during the meeting from shareholders in attendance at the meeting.

If you are a shareholder of record, you will need to enter the 16-digit control number received with your proxy card to vote at our Annual Meeting. If you are a beneficial owner, then to vote at the Annual Meeting you will need to obtain a special proxy from your broker, bank or other nominee that will allow you to separately vote your shares. If you desire to vote during the Annual Meeting, please be sure to contact your broker, bank or other nominee to obtain your special proxy in advance of the Annual Meeting and submit the special proxy to Securities Transfer Corporation at info@stctransfer.com to receive a 16-digit control number to vote during the Annual Meeting. Please be advised that obtaining a special proxy may take several days, and all submissions of a special proxies must be received by Securities Transfer Corporation no later than 5:00 p.m., Central time, on June 9, 2022, in order to allow adequate time for your request to be processed.

Even if you plan to attend our Annual Meeting remotely, we recommend that you also submit your proxy by voting in advance as described above so that your vote will be counted if you later decide not to attend our Annual Meeting. The shares voted electronically, telephonically, or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.

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●	Vote on the Internet

If you are a shareholder of record, you may submit your proxy by going to http://onlineproxyvote.com/SMTI and following the instructions provided in your proxy materials and on your proxy card. If your shares are held with a broker, you will need to go to the website provided on your voting instruction card. Have your proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials. Internet voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Central time, on June 9, 2022.

●	Vote by Facsimile or Email

You may sign, date and submit your Proxy Card by facsimile to (469) 633-0088, or sign, date, scan and email your scanned Proxy Card to proxyvote@stctransfer.com until 11:59 p.m., Central time, on June 9, 2022.

●	Vote by Mail

You may choose to vote by mail, by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. If the envelope is missing and you are a shareholder of record, please mail your completed proxy card to Securities Transfer Corporation, 2901 N. Dallas Parkway, Suite 380, Plano, Texas 75093, Attention: Proxy Department. If the envelope is missing and your shares are held with a broker, please mail your completed voting instruction card to the address specified therein. Please allow sufficient time for mailing if you decide to vote by mail as it must be received by 11:59 p.m., Central time, on June 9, 2022.

The proxy is fairly simple to complete, with specific voting instructions included on the proxy card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board has appointed Zachary B. Fleming and Michael D. McNeil to serve as the proxies for the Annual Meeting.

Your proxy will be valid only if you complete and return it before the Annual Meeting. If you properly complete and transmit your proxy, but do not provide voting instructions with respect to a proposal, then the designated proxies will vote your shares “FOR” each proposal as to which you provide no voting instructions in accordance with the Board’s recommendation. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold some or all of your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you partially complete the voting instruction but fail to complete one or more of the voting instructions, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “What is a broker non-vote?”

Who counts the votes?

All votes will be tabulated by Securities Transfer Corporation, the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

Can I vote my shares in person at the Annual Meeting?

Yes. If you are a shareholder of record, you may vote your shares during the virtual meeting by following the instructions under “How do I vote my shares?”

If you hold your shares in “street name,” you may vote your shares during the virtual meeting by obtaining a special voting proxy in advance of the Annual Meeting and following the instructions under “How do I vote my shares?”

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Even if you currently plan to attend the Annual Meeting virtually, we recommend that you also return your proxy or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

What are my choices when voting?

When you cast your vote on:

Proposal 1:	You may vote “for” all of the director nominees or may “withhold” your vote as to one or more director nominees; and
Proposal 2:	You may vote “for”, “against” or “abstain” with respect to the ratification of the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

Proposal 1:	“FOR” the election of each of the director nominees; and
Proposal 2:	“FOR” the ratification of the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

“FOR”	all of the director nominees up for shareholder election under Proposal 1; and

“FOR”	the ratification of the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 under Proposal 2.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares, except with respect to Proposal 2. See “What is a broker non-vote?” above.

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

●	Virtually attending the Annual Meeting and voting again online during the Annual Meeting. Your virtual attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares online during the Annual Meeting to revoke your proxy.
●	Completing and submitting a new valid proxy bearing a later date.
●	Voting again on a later date via the Internet, email or facsimile (only your latest proxy that is submitted prior to the Annual Meeting will be counted).
●	Giving written notice of revocation to the Company addressed to Michael D. McNeil, the Company’s Chief Financial Officer, at the Company’s address above, which notice must be received before 5:00 p.m., Central time, on June 9, 2022. If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What votes are required to approve each proposal?

Assuming the presence of a quorum, with respect to Proposal 1, the affirmative vote of the holders of a plurality of the votes cast at the Annual Meeting is required for the election of the director nominees, i.e., the eight director nominees who receive the most votes will be elected. Assuming the presence of a quorum, with respect to Proposal 2, the vote of the holders of a majority of the shares entitled to vote that are actually voted for, against or expressly abstained on Proposal 2 is required to ratify the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

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How are abstentions and broker non-votes treated?

Any shareholder who is present at the Annual Meeting, either in person, which would include virtual attendance at the Annual Meeting, or by proxy, who abstains from voting, will still be counted for purposes of determining whether a quorum exists for the meeting. If you hold your shares in “street name” and you do not instruct your bank, broker or other nominee how to vote, your shares will be included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting, but may constitute broker non-votes, resulting in no votes being cast on your behalf with respect to Proposal 1. See “What is a broker non-vote?”

An abstention or failure to instruct your broker how to vote with respect to Proposal 1 will not be counted as an affirmative or negative vote in the election of directors and will have no effect on the outcome of the vote with respect to Proposal 1. Brokers who have not received voting instructions from the beneficial owner do not have discretionary authority to vote on the election of directors in Proposal 1. Therefore, broker non-votes will not be considered in the vote totals with respect to Proposal 1 and will have no effect on the vote regarding the election of directors.

Broker non-votes are not applicable to Proposal 2 because your broker has discretionary authority to vote your shares of common stock with respect to such proposal.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our shareholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

The Board is asking for your proxy and we will pay all of the costs of asking for shareholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

We expect to publish the voting results in a Current Report on Form 8-K, which we expect to file with the SEC within four business days after the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional materials, please feel free to contact our Chief Financial Officer, Michael D. McNeil, at 817-529-2300.

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PROPOSAL 1: ELECTION OF DIRECTORS

The Board has nominated eight directors, Ronald T. Nixon, Robert A. DeSutter, Roszell Mack III, Sara N. Ortwein, Ann Beal Salamone, James W. Stuckert, Eric D. Tanzberger, and Kenneth E. Thorpe, for election at the Annual Meeting by the shareholders (collectively, the Director Nominees and each, a “Director Nominee”).

At the Annual Meeting, our shareholders will consider and vote upon the re-election of the Director Nominees, to serve as directors. If re-elected, these Director Nominees will serve for a one-year term that will expire at our 2023 annual meeting of shareholders or until his or her successor is elected and qualified.

If a quorum is present, the Director Nominees will be elected by a plurality of the votes cast at the Annual Meeting. Abstentions and broker non-votes have no effect on the vote. The eight Director Nominees receiving the highest number of affirmative votes will be elected directors of the Company. Shares of common stock represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the eight Director Nominees. Should any Director Nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board may nominate or designate. Each Director Nominee has agreed to serve, if elected, and the Board has no reason to believe that any Director Nominee will be unable to serve.

The Board believes that all of our current directors, which comprise the eight Director Nominees for re-election, possess personal and professional integrity, good judgment, a high level of ability and business acumen.

Directors and Director Nominees

The following table sets forth the name, position, age and year first elected for the directors currently serving on our Board, all of which are also Director Nominees:

Name	Position and Offices	Age	Year First Elected
Ronald T. Nixon	Executive Chairman	66	2019
Robert A. DeSutter	Director	53	2020
Roszell Mack III	Director	55	2022*
Sara N. Ortwein	Director	63	2020
Ann Beal Salamone	Director	71	2019
James W. Stuckert	Director	84	2015
Eric D. Tanzberger	Director	53	2022*
Kenneth E. Thorpe	Director	65	2019

* Appointed to the Board following the 2021 annual meeting of shareholders.

The biographies of the Director Nominees are as follows:

Ronald T. Nixon, age 66, has been a director of the Company since March 2019 and has served as Executive Chairman of the Board since May 2019. As Executive Chairman, he has been involved in strategy planning, execution and identifying prospective partnerships and acquisition opportunities for the Company. Mr. Nixon is the Founder and Managing Partner of The Catalyst Group, Inc., a private investment firm that provides growth capital and strategic advisory services to private companies. Mr. Nixon serves on the board of directors of LHC Group, Inc. as well as a number of private companies, including Superior Plant Rentals LLC, Rochal Industries LLC, Next Level Medical LLC and Aviditi Advisors LLC. Mr. Nixon also serves on the Engineering Advisory Board for the Cockrell School of Engineering at the University of Texas at Austin. Mr. Nixon holds a Bachelor’s degree in Mechanical Engineering from the University of Texas at Austin and is a registered professional engineer (inactive) in Texas. We believe that Mr. Nixon’s extensive experience with acquisitions and the capital markets contributes greatly to the composition of the Board and its ability to oversee the Company’s strategic growth strategy.

Robert A. DeSutter, age 53, is a managing director in Piper Sandler healthcare investment banking. Mr. DeSutter has 30 years of investment banking experience. He served as healthcare global group head from 2003 to 2018. Mr. DeSutter has decades of medical technology transaction experience on numerous buy and sell-side, friendly and hostile, strategic and financial buyer and public and private deals on a global basis. Mr. DeSutter has completed financing transactions involving public and private equity, convertible debt and senior/sub debt. Mr. DeSutter was an investor and Board member for his family’s sporting goods business, Great Plains Sporting Goods LLC, from 2002 to 2009, which ultimately sold to a public company. Mr. DeSutter is a graduate of the University of Minnesota Carlson School of Management and the University of Virginia’s Darden Graduate School of Business. Recognized as a global leader in healthcare investment banking, we believe that Mr. DeSutter is an invaluable contributing member of the Board.

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Roszell Mack III, age 55, has been the President and Managing Member of Mack & Co., LLC, a multi-family office and independent advisory firm since 2010. Prior to forming Mack & Co., Mr. Mack co-founded Ascend Venture Group, LLC, a technology focused venture capital firm. Prior to the formation of Ascend, Mr. Mack was an investment banker for more than a decade with Goldman Sachs and Salomon Smith Barney where he worked on the origination, structuring and execution of mergers and acquisitions, capital raising and private placement transactions for institutional clients. Mr. Mack earned a Bachelor of Arts (Engineering Sciences, Chemical) degree from Yale University and a Master of Business Administration degree from Harvard Business School. We believe Mr. Mack’s venture capital, investment banking and other financial expertise make him a valuable contributor to the Board.

Sara N. Ortwein, age 63, retired from ExxonMobil in March 2019, after a thirty-eight-year career. Ms. Ortwein has been engaged in personal investing activities since March 2019. Prior to retiring, she was president of XTO Energy, a subsidiary of ExxonMobil, from November 2016 through February 2019 and was responsible for ExxonMobil’s unconventional oil and gas business. Ms. Ortwein also served in various roles including president of ExxonMobil Upstream Research Company, senior manager within ExxonMobil’s U.S. production operations, and corporate upstream advisor to senior management at ExxonMobil’s headquarters in Irving, Texas. Ms. Ortwein earned a Bachelor of Science degree in civil engineering at the University of Texas at Austin before joining Exxon Company, U.S.A. in 1980. We believe that Ms. Ortwein’s extensive leadership experience with a top five global company contributes greatly to the composition of the Board.

Ann Beal Salamone, M.S., age 71, has been a director of the Company since August 2019. Ms. Salamone is a co-founder of Rochal Industries, LLC (“Rochal”) and has served as its chairman since September 2019, prior to which she served as its president from 1986 to September 2019. Ms. Salamone has been a consultant to the Company since the Company’s acquisition of assets from Rochal in July 2021. She is one of the principal inventors of Rochal’s liquid bandages, antimicrobial compositions and skin regeneration products for burn and wound treatment, and she is a principal inventor and participant in the development of products for electronics, water purification, personal care and healthcare. Ms. Salamone is co-founder, President, and board member of Rochal Partners LLP (since December 2014) which is not affiliated with the Company. Ms. Salamone has co-founded six companies and invested in and served on the board of directors of several private entrepreneurial companies. Ms. Salamone is a member of the National Academy of Engineering and The Academy of Medicine, Engineering & Science of Texas. We believe that Ms. Salamone’s medical research and development background, along with her company leadership experience provides a valuable scientific and business perspective to the Board.

James W. Stuckert, age 84, has been a director of the Company since September 2015. He has been engaged in personal investing activities since 2004. Mr. Stuckert served as Chairman and Chief Executive Officer of J.J.B. Hilliard, W.L. Lyons, LLC from December 1995 until December 2003, prior to which he served in executive and broker positions from 1963. J.J.B. Hilliard, W.L. Lyons, LLC is a full-service financial asset management firm headquartered in Louisville, Kentucky. Mr. Stuckert was an initial investor and served 24 years on the board of directors of Royal Gold, Inc. He previously has served as chairman of SenBanc Fund; a director of DataBeam, Inc.; a board member of the Securities Industry Association and chairman of its regional firms committee; and a past member of the nominating committee of the New York Stock Exchange. Mr. Stuckert has served as a member of the board of trustees of the University of Kentucky and as chairman of its Finance Committee and as chairman of its Presidential Search Committee. He has also served as chairman of a local hospital’s investment committee. Mr. Stuckert earned a bachelor’s degree in Mechanical Engineering and a Master of Business Administration degree from the University of Kentucky. We believe that Mr. Stuckert’s experience as an accomplished CEO, along with his many years of experience serving as a member of numerous company boards make him a valuable contributor to the Board.

Eric D. Tanzberger, age 53, has been the Senior Vice President and Chief Financial Officer of Service Corporation International (“SCI”) since in June 2006. Mr. Tanzberger joined SCI in August 1996 and held various management positions prior to being promoted to Corporate Controller in August 2002. He also held the position of Treasurer from 2007 until 2017. Before joining SCI, Mr. Tanzberger served as Assistant Corporate Controller at Kirby Marine Transportation Corp., an inland waterway barge and tanker company. He also served at Coopers and Lybrand LLP. Mr. Tanzberger is also a member of the Executive Committee of the Business Council of New Orleans and also serves on the Board of Directors of New Orleans Medical Mission Services, and Junior Achievement of Southeast Texas. Additionally, he is a member of the Board of Trustees for the United Way of Greater Houston, and the National Funeral Directors Association Funeral Service Foundation. Mr. Tanzberger holds a Bachelor of Business Administration from the University of Notre Dame. We believe Mr. Tanzberger’s robust management experience and financial expertise make him a valuable contributor to the Board.

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Kenneth E. Thorpe, Ph.D., age 65, has been a director of the Company since August 2019. He has been the Robert W. Woodruff Professor and Chair of the Department of Health Policy & Management of the Rollins School of Public Health of Emory University in Atlanta, Georgia since 1999. From 1983 to 1999 he held faculty positions in the public health departments at Tulane University, the University of North Carolina at Chapel Hill, Harvard University and Columbia University. Since 2007 Dr. Thorpe has served as Chairman of the Partnership to Fight Chronic Disease. He served on the board of directors of LHC Group, Inc. in 2010; was a consultant in the Governor’s Office and Legislature of West Virginia in 2011; and was Co-Chair of the Partnership for the Future of Medicare in 2013. From 1993 to 1995, Dr. Thorpe served as Deputy Assistant Secretary for Health Policy in the U.S. Department of Health and Human Services where he coordinated all financial estimates and program impacts of the Clinton administration’s healthcare reform proposals. In 1991 he was awarded the Young Investigator Award as the most promising health services researcher in the country under age 40 by the Association for Health Services Research. He has authored multiple articles and books on healthcare financing, insurance and healthcare reform. Dr. Thorpe received his Bachelor of Arts degree from the University of Michigan, Master of Arts degree from Duke University, and Ph.D. from the Rand Graduate School. We believe that Dr. Thorpe’s nationally recognized expertise in health policy and value-based purchasing strategies provides valuable insight to the Board.

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Board Diversity

In accordance with The Nasdaq Stock Market LLC (“Nasdaq”) Listing Rule 5605(f), the following chart sets forth certain self-identified personal demographic characteristics of our directors.

Total Number of Directors	8
		Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors		2	6	—	—

Part II: Demographic Background
African American or Black		—	1	—	—
White		2	5	—	—

Family Relationships

Each of our Director Nominees is currently serving on our Board. There are no agreements or understandings between our directors and executive officers or any other person pursuant to which they were selected as a director or executive officer. In addition, there are no family relationships between our directors and any of our executive officers.

Required Vote and Board Recommendation

If a quorum is present, the eight Director Nominees receiving the highest number of votes will be elected as directors. If you hold your shares in your own name and abstain from voting on the election of directors, your abstention will have no effect on the vote. If you hold your shares through a broker and you do not instruct the broker on how to vote for the eight Director Nominees, your broker will not have the authority to vote your shares. Abstentions will be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the vote.

The Board recommends that you vote “FOR” each Director Nominee.

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CORPORATE GOVERNANCE

Sanara MedTech, with the oversight of the Board and its committees, operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. We regularly monitor developments in the area of corporate governance.

Code of Conduct

The Company adopted a Code of Ethics and Business Conduct (“Code of Ethics”) applicable to all directors, officers and employees. The Code of Ethics addresses, among other things, honest and ethical conduct, conflicts of interest, business opportunities, fair dealing, confidentiality and disciplinary measures. The Code of Ethics can be found on the Company’s website at www.sanaramedtech.com under the Investors Relations tab. We intend to disclose any amendments to our Code of Ethics on our website at www.sanaramedtech.com under the Investors Relations tab.

Board Composition

Our Certificate of Formation and Bylaws provide that the Board will consist of at least one and no more than eight directors, with the authorized number of directors to be fixed from time to time by resolution adopted by the Board. The Board currently consists of eight directors. Any vacancies or newly created directorships resulting from an increase in the authorized number of directors may be filled by an affirmative vote of at least a majority of the remaining directors then in office, even if less than a quorum of the Board. Directors are elected by the plurality vote of our shareholders at each of our annual meetings.

We have no formal policy regarding Board diversity. The Board believes that each director should have a basic understanding of the principal operational and financial objectives and plans and strategies of the Company, our results of operations and financial condition and relative standing in relation to our competitors. We take into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, we will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as we may deem are in our and our shareholders’ best interests. In doing so, we will also consider candidates with appropriate non-business backgrounds.

Director Independence

We are currently listed on the Nasdaq Capital Market and therefore rely on the definition of “independence” set forth in the Nasdaq Listing Rules (“Nasdaq Listing Rules”). Under the Nasdaq Listing Rules, independent directors must comprise a majority of a listed company’s board of directors, subject to specified exceptions and certain phase-in periods available to companies that do not yet have a class of common stock registered under the Exchange Act of 1934, as amended (the “Exchange Act”). In addition, Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent.

Based upon information requested from and provided by each director concerning his or her background, employment, and affiliations, including family relationships, we have determined that Robert A. DeSutter, Roszell Mack III, Sara N. Ortwein, James W. Stuckert, Eric D. Tanzberger and Kenneth E. Thorpe have no material relationships with us that would interfere with the exercise of independent judgment and are “independent directors” as that term is defined in the Nasdaq Listing Rules.

Board Committees, Meetings and Attendance

During 2021, the Board held nine meetings and acted eight times by unanimous written consent. We expect our directors to attend Board meetings, meetings of any committees and subcommittees on which they serve, and each annual meeting of shareholders, either in person or by teleconference. During 2021, each director attended at least seventy-five percent (75%) of the total number of meetings held by the Board and Board committees of which such director was a member. All seven directors, which then comprised our Board, attended our 2021 annual meeting of shareholders.

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The Board delegates various responsibilities and authority to different Board committees. Committees regularly report on their activities and actions to the full Board. Currently, the Board has established an audit committee, a compensation committee and a nominating and corporate governance committee. Committee assignments are re-evaluated annually. Each of these committees operates under a charter that has been approved by the Board. The current charter of each of these committees is available on our website at www.sanaramedtech.com in the Corporate Governance section under the Investors Relations tab.

As of April 29, 2022, the following table sets forth the membership of each of the Board committees listed above.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Mr. DeSutter	Member	Member	Chair
Mr. Mack	Member
Ms. Ortwein		Chair	Member
Mr. Stuckert	Member		Member
Mr. Tanzberger	Chair
Mr. Thorpe	Member	Member	Member

Audit Committee

We have a standing audit committee established within the meaning of Section 3(a)(58)(A) of the Exchange Act. Our audit committee consists of Mr. DeSutter, Mr. Stuckert, Mr. Thorpe, Mr. Mack and Mr. Tanzberger with Mr. Tanzberger serving as chairman. Our Board has determined that each of Mr. DeSutter, Mr. Mack, Mr. Stuckert, Mr. Tanzberger and Mr. Thorpe are independent under Nasdaq Listing Rules and Rule 10A-3(b)(1) of the Exchange Act. Our Board has also reviewed the education, experience and other qualifications of each member of the audit committee and determined that each member can read and understand fundamental financial statements in accordance with applicable requirements of the Nasdaq Listing Rules and the SEC. The Board has also determined that each of Mr. DeSutter and Mr. Tanzberger qualifies as an “audit committee financial expert” as defined by the applicable rules of the SEC.

The functions of the audit committee include, among other things:

●	selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements and prepare or issue an audit report;

●	helping to ensure the independence and performance of the independent registered public accounting firm;

●	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our annual and quarterly financial statements, as well as all internal control reports;

●	establishing and overseeing procedures for employees to submit concerns confidentially and anonymously about questionable accounting or auditing matters;

●	reviewing our policies on risk assessment and risk management, including our major financial risk exposures and cybersecurity risks;

●	reviewing and approving related-party transactions;

●	obtaining and reviewing a report by the independent registered public accounting firm that describes our internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and

●	approving (or, as permitted, pre-approving) all audit and all permissible non-audit services, to be provided by the independent registered public accounting firm.

During the fiscal year ended December 31, 2021, the audit committee met eight times and all members of the audit committee attended each meeting, such that each audit committee member attended at least 75% of the meetings held. A copy of the audit committee charter is available on our website at www.sanaramedtech.com/corporate-governance/.

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Compensation Committee

Our compensation committee was established by unanimous written consent of the Board on October 16, 2020. The compensation committee consists of Mr. DeSutter, Ms. Ortwein and Mr. Thorpe, with Ms. Ortwein serving as the chair. The Board has determined that each of Mr. DeSutter, Ms. Ortwein and Mr. Thorpe are independent under Nasdaq Listing Rules and “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. The compensation committee, with input from our Chief Executive Officer, reviews and approves, or recommends that the Board approve, the compensation of our executive officers. Prior to the formation of the compensation committee, the Board reviewed and approved both director and executive officer compensation, and the Board continues to review and approve director compensation.

The functions of the compensation committee include, among other things:

●	reviewing and approving our goals and objectives applicable to the compensation of our executive officers;

●	determining and approving the compensation of our executive officers;

●	reviewing and approving and, when appropriate, recommending that the Board approve any employment agreements and any severance arrangements for our executive officers;

●	reviewing, administering and making recommendations to the Board with respect to our incentive equity plans;

●	reviewing our incentive compensation arrangements to determine whether they encourage excessive risk-taking and evaluating compensation policies and practices that could mitigate any such risk; and

●	evaluating and approving plans, policies, programs and arrangements relating to compensation and benefits of our employees.

During the fiscal year ended December 31, 2021, the compensation committee met four times and all members of the compensation committee attended each meeting, such that each compensation committee member attended at least 75% of the meetings held. A copy of the compensation committee charter is available on our website at www.sanaramedtech.com/corporate-governance/.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee was established by unanimous written consent of the Board on October 16, 2020. The corporate governance committee consists of Mr. DeSutter, Ms. Ortwein, Mr. Stuckert and Mr. Thorpe, with Mr. DeSutter serving as the chair.

The functions of the nominating and corporate governance committee include, among other things:

●	identifying individuals qualified to serve on the Board and its committees consistent with criteria approved by the Board;

●	recommending a slate of director nominees for approval by the Board for election by the shareholders of the Company at the annual meeting;

●	recommending director nominees to fill any vacancies on the Board, in accordance with our Certificate of Formation, bylaws and Texas law;

●	reviewing and making recommendations regarding the structure and composition of the committees of the Board;

●	developing and making recommendations to the Board with regard to our corporate governance guidelines applicable to us; and

●	developing and recommending to the Board for approval the Chief Executive Officer succession plan.

During the fiscal year ended December 31, 2021, the nominating and corporate governance committee met four times and all members of the nominating and corporate governance committee attended each meeting, such that each nominating and corporate governance committee member attended at least 75% of the meetings held. A copy of the nominating and corporate governance committee charter is available on our website at www.sanaramedtech.com/corporate-governance/.

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Director Nominations

Our nominating and corporate governance committee is responsible for, among other things, assisting our Board in identifying qualified candidates to be recommended as director nominees and appointed to stand for election at each annual meeting of shareholders. The nominating and corporate governance committee may consider candidates proposed by a consultant, an executive officer, by any director or by any shareholder, in accordance with procedures established by the nominating and corporate governance committee from time to time. When evaluating director nominees, the Board may consider, among other factors, the potential nominee’s reputation, integrity, independence from the Company, skills and business, government or other professional acumen, bearing in mind the composition of the Board and the current state of the Company and the industry generally. The Board may also consider the number of other public companies for which the person serves as director and the availability of the person’s time and commitment to the Company. In the case of current directors being considered for re-nomination, the Board will also consider the director’s tenure as a member of the Board, the director’s history of attendance at meetings of the Board and the director’s preparation for and participation in such meetings.

The Board believes that each director should have a basic understanding of our principal operational and financial objectives and plans and strategies, our results of operations and financial condition and our relative standing in relation to our competitors.

In identifying director nominees for recommendation to the Board, the nominating and corporate governance committee will first evaluate the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service will be considered for re-nomination.

If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board will identify another nominee with the desired skills and experience described above. The Board takes into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, the Board will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as it may deem are in our and our shareholders’ best interests. In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

Board Leadership Structure

The leadership structure of the Board provides that the positions of Chairman of the Board and Chief Executive Officer of the Company are filled by two separate individuals. The Board currently believes that this leadership structure best serves the Board’s objectives of oversight of management and the performance of its roles and responsibilities on behalf of shareholders. This structure facilitates the ability of the Executive Chairman to focus efforts on strategic planning and growth of the Company and allows the Chief Executive Officer to concentrate on management and operations of the Company.

Risk Management

The Board is responsible for overseeing the Company’s management and operations. The audit committee provides general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and risk assessment and management, including the Company’s major financial risk exposures and cybersecurity risks. We believe that the Board provides effective oversight of risk management functions. On a regular basis we perform a risk review wherein the management team evaluates the risks we expect to face in the upcoming year and over a longer-term horizon. Plans are then developed to address the risks identified, if any. In addition, members of our management team periodically present to the Board the strategies, issues and plans for the areas of our business for which they are responsible. While the Board oversees risk management, our management team is responsible for the Company’s day-to-day risk management processes. Additionally, the Board requires that management raise exceptional issues to the Board. We believe this division of responsibilities is the most effective approach for addressing the risks we face, and that the Board’s leadership structure supports this approach.

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Shareholder Communications with Directors

The Board welcomes communication from our shareholders. Shareholders and other interested parties who wish to communicate with a member or members of the Board or a committee thereof may do so by addressing correspondence to the Board member, members or committee, c/o Corporate Secretary, Sanara MedTech Inc. 1200 Summit Avenue, Suite 414, Fort Worth, TX 76102. Our Corporate Secretary will review and forward correspondence to the appropriate person or persons.

All communications received as set forth in the preceding paragraph will be opened by our Corporate Secretary for the sole purpose of determining whether the contents represent a message to our directors. The communication must be clearly addressed to the Board or to a specific director. If a response is desired, the individual should also provide contact information such as name, address and telephone number.

Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters completely unrelated to the Board’s functions, Company performance, Company policies or that could not reasonably be expected to affect the Company’s public perception will be forwarded promptly to the addressee(s). In the case of communications to the Board or any group or committee of directors, our Corporate Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to whom the communication is addressed. If the amount of correspondence received through the foregoing process becomes excessive, the Board may consider approving a process for review, organization and screening of the correspondence by our Secretary or another appropriate person.

Involvement in Certain Legal Proceedings

There have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability or integrity of our directors or executive officers, or in which any director, officer, nominee or principal shareholder, or any affiliate thereof, is a party adverse to us or has a material interest adverse to us.

Insider Trading Policy; Prohibition on Hedges and Pledges

We have an insider trading policy that prohibits our directors, executive officers, employees, independent contractors, consultants and their respective family members from the purchasing or selling our securities while being aware of material, non-public information about the Company as well as disclosing such information to others who may trade in securities of the Company. Our insider trading policy also prohibits our directors, executive officers, employees and their respective family members from engaging in hedging activities or other short-term or speculative transactions in the Company’s securities such as short sales, options trading, holding the Company’s securities in a margin account or pledging the Company’s securities as collateral for a loan, without the advance approval of our Chief Executive Officer and Chief Financial Officer.

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DIRECTOR COMPENSATION

The following table presents the total compensation for each non-employee director for 2021.

Non-Employee Director Compensation Table

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)(2)	All other compensation ($)(3)	Total ($)
Ronald T. Nixon	-	352,308	-	352,308
Robert A. DeSutter	-	122,761	-	122,761
Roszell Mack III (4)	-	-	-	-
Sara N. Ortwein	-	106,760	-	106,760
Ann Beal Salamone	-	153,458	88,849	242,307
James W. Stuckert	-	122,761	-	122,761
Eric D. Tanzberger (4)	-	-	-	-
Kenneth E. Thorpe	-	180,136	-	180,136

(1) In accordance with SEC rules, this column represents the aggregate grant date fair value of shares underlying stock awards, calculated based on the closing price of the Company’s common stock on the date of grant in accordance with ASC 718.

(2) The aggregate number of outstanding shares of restricted stock held by each director as of December 31, 2021, was as follows:

Director	Shares of restricted stock
Ronald T. Nixon	2,410
Robert A. DeSutter	-
Roszell Mack III	-
Sara N. Ortwein	-
Ann Beal Salamone	804
James W. Stuckert	2,410
Eric D. Tanzberger	-
Kenneth E. Thorpe	-

(3) Represents fees paid to Ms. Salamone pursuant to the consulting agreement entered into between the Company and Ms. Salamone on July 14, 2021 in connection with the Rochal asset acquisition.

(4) Mr. Mack and Mr. Tanzberger were appointed to the Board, effective January 1, 2022, and did not receive any compensation during 2021.

In December 2021, our Board adopted an annual equity compensation policy (the “Director Compensation Policy”) as it relates to its outside directors to provide annual retainer fees, payable in shares of restricted common stock, as follows: (i) to each member of the Board, an annual retainer fee of $90,000; (ii) to the chair of each Board committee, an additional retainer fee as follows: (A) Audit Committee Chair - $20,000, (B) Compensation Committee Chair - $10,000, and (C) Nominating and Corporate Governance Committee Chair - $10,000; and (iii) to the other members of each Board committee, an additional retainer fee as follows: (A) Audit Committee Member - $10,000, (B) Compensation Committee Member - $5,000, and (C) Nominating and Corporate Governance Committee Member - $5,000. The aggregate award value for each fee is determined by using the average of the closing prices for the Company’s common stock over the 20-trading-day period ending on the date of grant. We also reimburse each director for reasonable travel expenses related to such director’s attendance at board and committee meetings.

With the adoption of the Director Compensation Policy in December 2021, our outside directors became eligible to receive equity awards with respect to their 2020 and 2021 Board service as set forth in the tables below. On February 9, 2022, Ms. Salamone and Mr. Thorpe each received a grant of restricted stock for service on the Board for the 2020 fiscal year, which shares fully vested on the date of grant, as follows:

Outside Director	Number of Shares Granted	Intended Value
Ann Beal Salamone	2,284	$53,731
Kenneth E. Thorpe	2,284	$53,731

In addition, on February 9, 2022, each of our non-employee directors who served on the Board in 2021 received restricted stock grants as compensation for service on the Board and/or its committees during 2021, which shares vested on the date of grant, as follows:

Outside Director	Number of Shares Granted	Intended Value
Ronald T. Nixon	3,825	$90,000
Robert A. DeSutter	4,887	$115,000
Sara N. Ortwein	4,250	$100,000
Ann Beal Salamone	3,825	$90,000
James W. Stuckert	4,887	$115,000
Kenneth E. Thorpe	4,887	$115,000

Each of our non-employee directors also received restricted stock grants for service on the Board and/or its committees for the first half of the 2022 fiscal year, which such shares will vest on the date of the Annual Meeting, provided that the applicable director has continued to provide services to the Company through such vesting date, as follows:

Outside Director	Number of Shares Granted	Intended Value
Ronald T. Nixon	1,912	$45,000
Robert A. DeSutter	2,444	$57,500
Roszell Mack III	2,125	$50,000
Sara N. Ortwein	2,231	$52,500
Ann Beal Salamone	1,912	$45,000
James W. Stuckert	2,231	$52,500
Eric Tanzberger	2,337	$55,000
Kenneth E. Thorpe	2,337	$55,000

In addition, Mr. Nixon received a stock grant equal to $240,000 on February 9, 2022 for service as the Company’s Executive Chairman in 2021. These shares vested on the date of the grant. Future awards to the Executive Chairman will be reviewed annually by the Board for any appropriate changes in future fiscal years.

The Company does not sponsor a pension benefits plan, a non-qualified deferred compensation plan or a non-equity incentive plan for its directors.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, the number and percentage of outstanding shares of our common stock owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (b) each of our directors; (c) the named executive officers as defined in Item 402 of Regulation S-K; and (d) all current directors and executive officers, as a group. As of the Record Date, there were 7,904,659 shares of common stock issued and outstanding and no shares of preferred stock issued and outstanding.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the number of shares is deemed to include the number of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of shares beneficially owned by a person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

Except as noted in the footnotes below, we believe, based on information provided to us, that the persons named in the table below have sole voting and investment power with respect to all vested shares of common stock beneficially owned by them and the business address for each person is c/o Sanara MedTech Inc., 1200 Summit Ave, Suite 414, Fort Worth, Texas 76102.

	Common Stock
NAME	Number of shares beneficially owned	Beneficial ownership percentage
Directors and Named Executive Officers
Ronald T. Nixon (1)	3,534,956	44.7%
Shawn M. Bowman (2)	20,550	*
J. Michael Carmena (3)	27,113	*
Robert A. DeSutter (4)	7,331	*
Zachary B. Fleming (5)	41,770	*
Roszell Mack III (6)	2,125	*
Michael D. McNeil (7)	21,369	*
Sara N. Ortwein (8)	6,481	*
Ann Beal Salamone (9)	10,431	*
James W. Stuckert (10)	955,931	12.1%
Eric D. Tanzberger (11)	2,337	*
Kenneth E. Thorpe (12)	11,918	*
All directors and executive officers as a group (11 persons)	4,615,199	58.4%
Certain Beneficial Owners
S. Oden “Denny” Howell Jr. (13)	490,394	6.2%
CGI Cellerate RX, LLC (14)	2,452,731	31.0%
FA Sanara, LLC (15)	963,856	12.2%

*	Less than 1%.

(1) Mr. Nixon is a director of the Company and a manager of Catalyst Rochal, LLC, which owns 100% of the equity interest of CGI Cellerate RX, LLC which owns 2,452,731 shares of the Company’s common stock. Catalyst Rochal, LLC also controls the voting of 95,203 shares owned by Rochal Industries, LLC. Mr. Bradley J. Gurasich is also a manager of Catalyst Rochal, LLC and may be deemed to share beneficial ownership of the shares of common stock beneficially owned by CGI Cellerate RX, LLC and Catalyst Rochal, LLC. FA Sanara, LLC owns 963,856 shares of the Company’s common stock. FA Sanara, LLC is managed by Family Alignment, LLC, which is managed by Catalyst Group, Inc. of which Mr. Nixon is President. Mr. Nixon, through a relationship of control of CGI Cellerate RX, LLC, Catalyst Rochal, LLC, and FA Sanara, LLC, may be deemed to share beneficial ownership of the shares of common stock beneficially owned by CGI Cellerate RX, LLC, Rochal Industries, LLC and FA Sanara, LLC. Mr. Nixon may be deemed to have shared power to vote and dispose of 3,511,790 shares, and sole power to vote and dispose of 23,166 shares. Includes 1,912 shares of restricted stock which will vest on the date of the Annual Meeting.

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(2) Includes 8,933 unvested restricted shares held by Mr. Bowman, which will vest in various installments through March 1, 2025.

(3) Effective December 31, 2021, Mr. Carmena retired from his position as Principal Executive Officer of the Company and as a member of the Board. Mr. Carmena continued to be an employee of the Company until January 3, 2022. In connection with his retirement and pursuant to the Retirement Agreement entered into between the Company and Mr. Carmena, Mr. Carmena was granted 3,549 shares of restricted stock which vested on January 3, 2022, and 4,017 shares of restricted stock previously granted to Mr. Carmena vested on such date. Includes stock options currently exercisable for the purchase of 5,000 shares of common stock.

(4) Includes 2,444 restricted shares which will vest on the date of the Annual Meeting.

(5) Includes 26,012 unvested restricted shares held by Mr. Fleming, which will vest in various installments through March 1, 2025. Includes stock options currently exercisable for the purchase of 2,000 shares of common stock.

(6) Includes 2,125 restricted shares which will vest on the date of the Annual Meeting.

(7) Includes 11,317 unvested restricted shares held by Mr. McNeil, which will vest in various installments through March 1, 2025. Includes stock options currently exercisable for the purchase of 1,000 shares of common stock.

(8) Includes 2,231 restricted shares which will vest on the date of the Annual Meeting.

(9) Includes 1,912 restricted shares which will vest on the date of the Annual Meeting.

(10) Includes 2,231 shares of restricted stock which will vest on the date of the Annual Meeting. Also includes 10,000 shares held by the Diane V. Stuckert Revocable Trust and 46,500 shares held by the James W. Stuckert Family Trust. Also includes 70,254 shares held by Ten Grand Ltd., of which Mr. Stuckert is the general partner.

(11) Includes 2,337 restricted shares which will vest on the date of the Annual Meeting.

(12) Includes 2,337 restricted shares which will vest on the date of the Annual Meeting.

(13) Based on the Schedule 13D/A filed by S. Oden “Denny” Howell, Jr. on November 18, 2019 and certain other information available to the Company.

(14) Includes 2,452,731 shares held by CGI Cellerate RX, LLC. Mr. Nixon and Mr. Gurasich are managers of Catalyst Rochal, LLC, which owns 100% of the equity interest of CGI Cellerate RX, LLC. Mr. Nixon and Mr. Gurasich, through a relationship of control of CGI Cellerate RX, LLC, may be deemed to share beneficial ownership of the shares of common stock beneficially owned by CGI Cellerate RX, LLC and have shared voting power to vote the shares held by CGI Cellerate RX, LLC. This information is based on the Schedule 13D/A filed by CGI Cellerate RX, LLC on February 12, 2020 and certain other information available to the Company. The business address for CGI Cellerate RX, LLC is 1375 Enclave Parkway Houston, Texas 77077.

(15) FA Sanara, LLC is managed by Family Alignment, LLC, which is managed by Catalyst Group, Inc. of which Mr. Nixon is President. Mr. Nixon, through a relationship of control of FA Sanara, LLC, may be deemed to share beneficial ownership of the shares of common stock beneficially owned by FA Sanara, LLC and have shared voting power to vote the shares held by FA Sanara, LLC. This information is based on the Schedule 13D/A filed by FA Sanara, LLC on February 12, 2020 and certain other information available to the Company. The business address for FA Sanara, LLC is 7500 Rialto Blvd. Bldg. II, Suite 220 Austin, Texas 73735.

There are no arrangements currently known to us, the operation of which may at a subsequent date result in a change of control of the Company.

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DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater-than-10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of copies of such reports furnished to us or filed with the SEC and written representations that no other reports were required, all filing requirements under Section 16(a) applicable to our officers, directors and 10% shareholders were timely met, except that in this fiscal year, the Statement of Changes in Beneficial Ownership on Form 4 for Christopher A. Morrison, which reported one transaction, was filed past the applicable due date.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Approving Related Party Transactions

Our audit committee is responsible for reviewing and approving all related-party transactions, defined as those transactions required to be disclosed under Items 404(a) and 404(b) of Regulation S-K and Nasdaq Rule 5630(a-b). Our audit committee is further required to keep our independent auditor informed of the audit committee’s understanding of the Company’s relationships and transactions with related parties that are significant to the Company. The audit committee is required to review and discuss with our independent auditor the auditor’s evaluation of our identification of, accounting for, and disclosure of its relationships and transactions with related parties, including any significant matters arising from the audit regarding our relationships and transactions with related parties.

A “Related Party Transaction” means a transaction (including any series of related transactions or a material amendment or modification to an existing Related Party Transaction) directly or indirectly involving any Related Party that would need to be disclosed under Item 404(a) of Regulation S-K. Generally, under Item 404 of Regulation S-K, we are required to disclose any transaction occurring since the beginning of the last two fiscal years, or any currently proposed transaction, involving us or our subsidiary where the amount involved exceeds $120,000, and in which any Related Party had or will have a direct or indirect material interest.

A “Related Party” means any of the following: (i) any of our directors or Director Nominees; (ii) any of our executive officers; (iii) a person known by us to be the beneficial owner of more than 5% of our common stock or (iv) an immediate family member of any of the foregoing.

The Company was or is currently a participant in the following transactions with related parties since January 1, 2020.

CGI Cellerate RX, LLC

Upon conversion of certain debt and equity securities in early 2020, CGI Cellerate RX, LLC owned more than 30% of our common stock. CGI Cellerate RX, LLC is an affiliate of The Catalyst Group Inc., whose Founder and Managing Partner is our Executive Chairman, Mr. Nixon.

Professional Services

Since the formation of Cellerate, LLC in 2018, CGI Cellerate RX, LLC has provided monthly professional services in inventory procurement for the Company. Billings totaled approximately $141,000 in 2021 and $117,000 in 2020.

Promissory Note

On February 7, 2020, CGI Cellerate RX, LLC converted its $1,500,000 promissory note, including accrued interest of $111,911, into 179,101 shares of our common stock.

Rochal Industries, LLC

Rochal currently owns 95,203 shares of our common stock, and Mr. Nixon, our Executive Chairman, is, with respect to Rochal, a director, a significant shareholder indirectly, and a majority shareholder with the exercise of certain warrants. Additionally, Ms. Salamone, a director of the Company, is Rochal’s Board Chairman and a significant shareholder of Rochal.

Product License Agreements

On July 7, 2019, the Company executed the BIAKŌS License Agreement with Rochal whereby the Company acquired an exclusive world-wide license to market, sell and further develop antimicrobial products for the prevention and treatment of microbes on the human body utilizing certain Rochal patents and pending patent applications. The initial payment of $1,000,000 was made to Rochal in 2019. In 2020, the Company made a $500,000 milestone payment upon FDA clearance of BIAKŌS Antimicrobial Wound Gel. Following the closing of the Company’s common stock offering in February of 2021, the Company made the $750,000 Post Capital Raise Payment (as defined in the BIAKŌS License Agreement) to Rochal in the form of 20,834 shares of our common stock. Subsequent payments pursuant to this license will be in the form of (i) a 2%-4% royalty on net sales of BIAKŌS products, subject to an annual minimum of up to $150,000 and (ii) a 25% royalty on net profit in excess of target up to an annual maximum of $1,000,000.

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On October 1, 2019, the Company executed the ABF License Agreement with Rochal whereby the Company acquired an exclusive world-wide license to market, sell and further develop certain antimicrobial barrier film and skin protectant products for use in the human health care market utilizing certain Rochal patents and pending patent applications. Currently, the products covered by the ABF License Agreement are BIAKŌS Antimicrobial Barrier Film and Curashield No Sting Skin Protectant. We made the initial payment of $500,000 to Rochal in 2019. Subsequent payments pursuant to this license will be in the form of (i) a 2%-4% royalty on net sales of products covered in the ABF license, subject to an annual minimum of up to $75,000 and (ii) a 25% royalty on net profit in excess of target up to an annual maximum of $500,000.

On May 4, 2020, the Company executed the Debrider License Agreement with Rochal, whereby the Company acquired an exclusive world-wide license to market, sell and further develop an autolytic debrider for human medical use to enhance skin condition or treat or relieve skin disorders, excluding uses primarily for beauty, cosmetic, or toiletry purposes. In 2020, we made the initial payment of $600,000 to Rochal in cash. The remaining $750,000 of the initial payment was made in the form of 60,000 shares of our common stock. Future milestone payments under the Debrider License Agreement are as follows: (i) $600,000 for the first good manufacturing practice run of product and (ii) $500,000 in cash and $1,000,000 payable in either cash or common stock upon FDA clearance of Atterase Debrider product. Subsequent payments pursuant to this license will be in the form of (i) a 2%-4% royalty on net sales of products covered in the Debrider license, subject to an annual minimum of up to $150,000 and (ii) a 25% royalty on net profit in excess of target up to an annual maximum of $1,000,000.

Manufacturing Services

The Company purchased from Rochal approximately $285,000 of BIAKŌS inventory in 2020 and none in 2021. On September 9, 2020, we executed a manufacturing agreement with Rochal to formalize terms with respect to manufacturing, packaging, and labeling all products licensed from Rochal. The manufacturing agreement includes customary terms and conditions. The term of the agreement is for a period of five years unless extended by the mutual consent of the parties.

Technical Services

The Company incurred approximately $337,746 of technical services in 2021 and $365,000 in 2020 from Rochal. On September 9, 2020, we executed a technical services agreement with Rochal to formalize terms with respect to technical services provided by Rochal. Under the terms of this agreement, Rochal provides its expertise on technical projects identified by us for wound care, skin care and surgical site care applications. The technical services agreement includes customary terms and conditions for our industry. We may terminate this agreement at any time.

Royalty

Pursuant to the BIAKŌS product license agreement, the Company incurred royalty expense of $110,000 in 2021 and approximately $100,000 in 2020. The royalty expense incurred in 2021 and 2020 represented the annual minimum royalty.

Asset Purchase

On July 14, 2021, the Company entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”), effective July 1, 2021, with Rochal pursuant to which the Company purchased certain assets of Rochal, including, among others, Rochal’s intellectual property, furniture and equipment, supplies, goodwill, rights and claims, other than certain excluded assets (collectively, the “Purchased Assets”) and assumed certain Assumed Liabilities (as defined in the Asset Purchase Agreement), upon the terms and subject to the conditions set forth in the Asset Purchase Agreement (such transaction, the “Rochal Asset Purchase”). The Purchased Assets were purchased for an aggregate purchase price of approximately $1,000,000 (the “Purchase Price”), consisting of (i) approximately $500,000 in cash and (ii) 14,369 shares of the Company’s common stock, representing an amount equal to $500,000, based on the average closing sale price of the Company’s common stock for the twenty (20) trading days immediately preceding the closing of the Rochal Asset Purchase. The product license agreements noted above were retained by Rochal and were excluded from the Purchased Assets.

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Pursuant to the Asset Purchase Agreement, for the three-year period after July 1, 2021, Rochal is entitled to receive consideration for any new product relating to the Business (as defined in the Asset Purchase Agreement) that is directly and primarily based on an invention conceived and reduced to practice by a member or members of Rochal’s science team. For the three-year period after July 1, 2021, Rochal is also entitled to receive an amount in cash equal to twenty-five percent (25%) of the proceeds actually received for any Grant (as defined in the Asset Purchase Agreement) by either the Company or Rochal. In addition, the Company agreed to use commercially reasonable efforts to perform Minimum Development Efforts (as defined in the Purchase Agreement) with respect to certain products under development, which if obtained will entitle the Company to intellectual property rights from Rochal in respect of such products.

In connection with the Asset Purchase Agreement, we hired certain employees of Rochal on an “at will” basis, with the terms of each such employment being consistent with the Company’s current employment agreements.

Consulting Agreement

Concurrent with the Rochal Asset Purchase, on July 14, 2021, we entered into a consulting agreement with Ms. Salamone pursuant to which Ms. Salamone will provide us with consulting services with respect to, among other things, writing new patents, conducting patent intelligence, and participating in certain grant and contract reporting. In consideration for the consulting services to be provided to us, Ms. Salamone is entitled to receive an annual consulting fee of $177,697, with payments to be paid once per month. The consulting agreement has an initial term of three years, unless earlier terminated by us and is subject to renewal. The consulting agreement also contains customary provisions related to, among other things, confidentiality, and termination for cause provisions.

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EXECUTIVE COMPENSATION

The following discussion provides compensation information pursuant to the scaled disclosure rules applicable to “smaller reporting companies” under SEC rules and may contain statements regarding future individual and Company performance targets and goals. These targets and goals are disclosed in the limited context of the Company’s compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution shareholders not to apply these statements to other contexts.

Executive Officers

The following table sets forth the names, ages and positions of our executive officers as of April 22, 2022:

Name	Age	Position
Zachary B. Fleming	47	Chief Executive Officer
Michael D. McNeil	57	Chief Financial Officer
Shawn M. Bowman	46	President, Strategic Partnerships
Rebecca E. McMahon	37	President, Research and Development
Christopher A. Morrison	52	President, Telehealth Services

Zachary B. Fleming, age 47, has served as the Company’s Chief Executive Officer since January 1, 2022. Mr. Fleming joined the Company as Vice President of Sales in November 2017 and was promoted to Vice President, Surgical in September 2018. Mr. Fleming then served as the Company’s President, Surgical Division beginning on May 28, 2019 and as the Company’s Co-Chief Operating Officer beginning on January 28, 2020. Prior to joining the Company, Mr. Fleming spent over fourteen years in the medical industry with Healthpoint Biotherapeutics, Smith & Nephew and Sanara MedTech. Mr. Fleming earned a Bachelor of Science from Indiana University.

Michael D. McNeil, age 57, has served as the Company’s Chief Financial Officer since April 2018. Prior to joining the Company, Mr. McNeil served as Controller for Smith and Nephew’s U.S. Advanced Wound Management Division from 2012 to 2018. Mr. McNeil previously served as Controller and Assistant Controller with Healthpoint Biotherapeutics from 1999 to 2012. Prior to his employment at Healthpoint, Mr. McNeil held several finance and internal audit positions with Burlington Resources, Snyder Oil Corporation, and Union Pacific Corporation. Mr. McNeil earned his Bachelor of Science in Business Administration from the University of Nebraska and is a Texas certified public accountant.

Shawn M. Bowman, age 46, has served as President, Strategic Partnerships since May 2019, and served as Co-Chief Operating Officer from January 28, 2020 until April 28, 2022. Mr. Bowman previously served as the Company’s Vice President and General Manager, Wound Care since September 2018. Mr. Bowman has over eighteen years of experience in the medical device, biologics and pharmaceutical industries. Prior to joining Sanara MedTech, Mr. Bowman built two successful teams as Senior Vice President of Wellsense, and as a National Sales Director for Smith & Nephew’s Advanced Wound Management Division. Mr. Bowman earned a Bachelor of Science in Marketing from the University of Connecticut.

Rebecca E. McMahon, age 37, has served as President, Research and Development since July 2021. Prior to joining the Company, Dr. McMahon was President of Rochal Industries where she was involved in wound care research and product development, FDA interactions, and development of regulatory, manufacturing and commercialization strategies. Prior to joining Rochal in 2015, Dr. McMahon was a Postdoctoral Fellow at MD Anderson Cancer Center in Houston. Dr. McMahon earned a Ph.D. in Chemical Engineering from Texas A&M, an MBA from University of Texas at San Antonio, and a dual BS degree in Chemical Engineering and Science, Technology, and Society from Rensselaer Polytechnic Institute.

Christopher A. Morrison, M.D., age 52, has served as the President, Telehealth Services since October 2020 and was designated as an executive officer of the Company on February 8, 2021. Dr. Morrison is board-certified by both the American Board of Family Medicine and the American Board of Preventive Medicine. Dr. Morrison is the founder and former CEO of Nautilus Health Care Group, where he served in such capacity from 2000 until Nautilus Health Care Group was acquired by Healogics, Inc. in 2012, where he then served as President and Executive Medical Director of Healogics Specialty Physicians. In 2018, Dr. Morrison founded MGroup Strategies, an investment and consulting firm focused on helping health care service and technology companies build innovative and market-leading strategies with a focus on the complexities of multi-state corporate practice of medicine requirements and the positive influence of telemedicine in the future of health care. Dr. Morrison earned a Bachelor of Science degree in Biology and a Medical Doctorate degree from Indiana University.

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Executive Compensation Overview

The compensation program for our executive officers, as presented in the Summary Compensation Table below, is administered by our Board. The intent of our compensation program is to align our executives’ interests with those of our shareholders, while providing reasonable and competitive compensation.

The purpose of this Executive Compensation discussion is to provide information about the material elements of compensation that we pay or award to, or that is earned by: (i) the individuals who served as our principal executive officer during fiscal 2021; (ii) our two most highly compensated executive officers, other than the individuals who served as our principal executive officer, who were serving as executive officers, as determined in accordance with the rules and regulations promulgated by the SEC, as of December 31, 2021, with compensation during fiscal year 2021 of $100,000 or more; and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to clause (ii) but for the fact that such individuals were not serving as executive officers on December 31, 2021. We refer to these individuals as our “named executive officers.” For 2021, our named executive officers and the positions in which they served are listed below. We have also included one additional individual on a voluntary basis:

●	Zachary B. Fleming, our current Chief Executive Officer;

●	Michael D. McNeil, our Chief Financial Officer;

●	Shawn M. Bowman, our President, Strategic Partnerships; and

●	J. Michael Carmena, our former Principal Executive Officer.

The following table and the accompanying notes provide summary information for each of the last two fiscal years concerning cash and non-cash compensation awarded to, earned by or paid to our named executive officers (or those acting in a similar capacity).

Summary Compensation Table

The following table and the accompanying notes provide summary information for each of the last two fiscal years concerning cash and non-cash compensation awarded to, earned by or paid to our named executive officers (or those acting in a similar capacity).

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock awards ($)(3)	All other compensation ($)(4)	Total ($)

Zachary B. Fleming	2021	225,000	130,000	393,472	10,800	759,272
Chief Executive Officer	2020	208,125	112,500	246,755	24,785	592,165

Michael D. McNeil	2021	175,000	105,000	83,210	6,763	369,973
Chief Financial Officer	2020	161,875	87,500	153,519	6,837	409,731

Shawn M. Bowman	2021	225,000	50,000	85,594	11,516	372,110
President, Strategic Partnerships	2020	208,125	90,000	225,159	28,305	551,589

J. Michael Carmena (5)	2021	200,000	-	-	300,269	379,678
Former Principal Executive Officer	2020	185,000	75,000	232,226	8,000	500,226

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(1)	Represents the amount of base salary actually earned by the named executive officer. For additional information concerning our named executive officer base salaries, see “Narrative Disclosure to Summary Compensation Table” below.
(2)	Represents cash bonuses earned in the respective years.
(3)	The amounts reported in this column do not reflect the actual economic value realized by our named executive officers. In accordance with SEC rules, this column represents the aggregate grant date fair value of shares underlying stock awards, calculated based on the closing price of the Company’s common stock on the date of grant in accordance with ASC 718.
(4)	Represents amounts paid as reimbursement of certain income taxes, our 4% matching contribution under our 401(k) savings plan, and the payment of certain auto allowances. In addition, for Mr. Carmena, the amount also includes (i) a one-time cash payment of $75,000 (ii) a restricted stock grant consisting of 3,549 shares of the Company’s common stock and (iii) the economic benefit incurred by the accelerated vesting of 4,017 shares of restricted stock, in each case pursuant to the Retirement Agreement entered into between the Company and Mr. Carmena on December 22, 2021.
(5)	Effective December 31, 2021, Mr. Carmena resigned as the Principal Executive Officer of the Company and as a member of the Board. Mr. Carmena continued to be an employee of the Company until January 3, 2022.

Narrative Disclosure to Summary Compensation Table

Executive Compensation Overview

Our compensation committee determines and approves the compensation provided to our executive officers. Executive compensation typically consists of a base salary, an annual cash bonus and longer-term incentive compensation of equity-based incentive awards. The intent of our compensation program is to, among other things, align our executives’ interests with those of our shareholders, while providing reasonable and competitive compensation. The compensation committee may invite such members of management to its meetings as it deems appropriate. However, no Executive Officer may be present during compensation committee or Board deliberations or voting at which his or her compensation is discussed or determined. The compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and shall be directly responsible for the appointment, compensation, and oversight of the work of any such Compensation Adviser. Any recommendations made by such Compensation Adviser are nonbinding and authority to determine compensation structure remains the sole responsibility of the compensation committee.

Compensation Changes in Response to COVID-19

In response to the uncertainty surrounding the COVID-19 global pandemic and in an effort to dampen its adverse financial effect on the Company, we reduced the base salaries for employees holding positions of senior manager and above by 10%, effective April 1, 2020. To offset the reduction in the base salaries and to encourage retention and job performance, the Board determined in September 2020 to (i) award restricted stock to certain employees and (ii) adopt an Employee Stock Purchase Plan, under our 2014 Omnibus Long Term Incentive Plan, as amended and restated, where participating employees were provided the opportunity to purchase our restricted stock at a discounted price. On August 1, 2021, the Company reinstated the base salaries to pre-pandemic levels, effective as of January 1, 2021. See “Stock Awards” below for more information.

Base Salary

The base salaries of our named executive officers are described in further detail below:

	Base Salaries
Name	2020(1)	2021(2)	% Change
Zachary B. Fleming	202,500	225,000	11.1%
Michael D. McNeil	157,500	175,000	11.1%
Shawn M. Bowman	202,500	225,000	11.1%
J. Michael Carmena	180,000	200,000	11.1%

(1) Represents base salary in effect following reduction effective April 1, 2020. As described above, the Company reduced the base salaries of our named executive officers by 10% effective April 1, 2020.

(2) On August 1, 2021, the Company reinstated the base salaries of our named executive officers, effective as of January 1, 2021, to the amounts in effect prior to the 10% reduction discussed above. Represents base salary in effect as of December 31, 2021.

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Stock Awards

In December 2021, our board of directors approved the following annual restricted stock grants to our named executive officers:

Executive Officer	Shares of restricted stock
Zachary B. Fleming	3,993
Michael D. McNeil	3,106
Shawn M. Bowman	3,195
J. Michael Carmena(1)	3,549

(1) Effective December 31, 2021, Mr. Carmena retired from his position as Principal Executive Officer of the Company and as a member of the Board. Mr. Carmena continued to be an employee of the Company until January 3, 2022. In connection with his retirement and pursuant to the Retirement Agreement entered into between the Company and Mr. Carmena on December 22, 2021, Mr. Carmena was granted 3,549 shares of restricted stock which vested on January 3, 2022.

Cash Bonuses

In February 2022, the compensation committee approved discretionary cash bonuses, as shown above in the Summary Compensation Table, for our named executive officers based on Company and individual performance in 2021.

Other Compensation

Benefits and Retirement Plans. We provide company benefits that we believe are standard in the industry to all of our employees, including our named executive officers. These benefits consist of a group medical insurance program for employees and their qualified dependents, the majority of which is currently paid for by the Company. We sponsor a 401(k) tax deferred savings plan, whereby we match a portion of each employees’ contributions in cash. Participation in the plan is voluntary and all employees of the Company who are 18 years of age are eligible to participate. The Company matches employee contributions dollar-for-dollar on the first 4% of an employee’s pre-tax earnings, subject to individual IRS limitations.

We do not sponsor any pension benefit plans and none of our named executive officers contribute to such a plan.

Non-Qualified Deferred Compensation. We do not sponsor any non-qualified defined compensation plans or other non-qualified deferred compensation plans and none of our named executive officers contribute to any such plans.

Perquisites and Indemnification. We do not typically provide perquisites to our named executive officers that are not available to employees generally. However, from time to time, we may provide perquisites for recruitment or retention purposes. Messrs. Bowman and Fleming each receive auto allowances in the amount of $900 per month. In addition, pursuant to our organizational documents, we are required to indemnify, to the fullest extent permitted by applicable law, any person who was or is made, or is threatened to be made, a party, or is otherwise involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he or she, or a person for whom he or she is a legal representative, is or was a director or an officer of the Company, including our named executive officers.

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Employment Agreements

We have employment agreements with three of our named executive officers, Mr. Bowman, Mr. Fleming and Mr. McNeil. Our employment agreements with Mr. Bowman, Mr. Fleming and Mr. McNeil are described below.

Fleming Agreement. Effective June 1, 2019, we entered into an employment agreement with Mr. Fleming (the “Prior Fleming Agreement”). The Prior Fleming Agreement provided for an initial two-year term, with automatic one-year renewals unless either party were to give prior notice to the other party of its desire to terminate the agreement. The Prior Fleming Agreement provided for an initial base salary of $225,000, a one-time bonus payment of $25,000, an annual bonus opportunity equal to 50% of base salary, and an initial stock grant equal to $112,500. The initial stock grant was to vest in one-third increments for each year completed after the date of issuance. In the event that Mr. Fleming was terminated by the Company without cause, Mr, Fleming would have been entitled to receive a severance package which includes one year of base salary following the effective date of termination, paid in twelve equal monthly installments, and continued participation in any health care benefits provided by the Company to its employees, provided that Mr. Fleming delivered to the Company an executed release of claims.

On December 22, 2021, the Board appointed Mr. Fleming as the Chief Executive Officer of the Company, effective January 1, 2022. In connection with his appointment, on April 28, 2022 the Company entered into an Amended and Restated Employment Agreement (the “Fleming Employment Agreement”). Pursuant to the Fleming Employment Agreement, Mr. Fleming’s annual base salary was increased from $225,000 to $290,000, less applicable taxes and other legal withholdings, which may be periodically adjusted at the discretion of the compensation committee of the Board. In addition, Mr. Fleming is eligible to receive an annual award of shares of restricted common stock equal to an amount of up to 75% of his base salary, subject to approval of the Board. In accordance with the Fleming Employment Agreement, Mr. Fleming is also eligible to receive an annual cash bonus of up to 50% of his base salary based on annual performance metrics during the term of his employment, customary benefits and reimbursement for reasonable business expenses, as well as other customary employment benefits including paid vacation. In connection with Mr. Fleming’s appointment as Chief Executive Officer of the Company, the Board granted Mr. Fleming a one-time restricted stock award of 10,000 shares of the Company’s common stock, which such shares will vest in three equal installments on January 1, 2023, 2024 and 2025, respectively.

McNeil Agreement. On April 28, 2022, we entered into an employment agreement (the “McNeil Employment Agreement”) with Mr. McNeil pursuant to which Mr. McNeil’s annual base salary was increased, effective January 1, 2022, to $215,000, less applicable taxes and other legal withholdings, which may be periodically adjusted at the discretion of the compensation committee of the Board. In addition, Mr. McNeil is eligible to receive an annual award of shares of restricted common stock equal to an amount of up to 75% of his base salary, subject to approval of the Board. The McNeil Employment Agreement also provides that Mr. McNeil is eligible to receive an annual cash bonus of up to 50% of his base salary based on annual performance metrics during the term of his employment, customary benefits and reimbursement for reasonable business expenses, as well as other customary employment benefits including paid vacation.

Bowman Agreement. Effective June 1, 2019, we entered into an employment agreement with Mr. Bowman. The agreement provides for an initial two-year term, with automatic one-year renewals unless either party gives prior notice to the other party of its desire to terminate the agreement. The agreement provides for an initial base salary of $225,000, a one-time bonus payment of $25,000, an annual bonus opportunity equal to 50% of base salary, and an initial stock grant equal to $112,500. The initial stock grant vests in one-third increments for each year completed after the date of issuance. In the event Mr. Bowman is terminated by the Company without cause, Mr. Bowman shall be entitled to receive a severance package which includes one year of base salary following the effective date of termination, paid in twelve equal monthly installments, and continued participation in any health care benefits provided by the Company to its employees, provided Mr. Bowman delivers to the Company an executed release of claims.

Severance. As discussed above in the event Mr. Bowman is terminated by the Company without cause, Mr. Bowman shall be entitled to receive a severance package which includes one year of base salary following the effective date of termination, paid in twelve equal monthly installments, and continued participation in any health care benefits provided by the Company to its employees, provided Mr. Bowman delivers to the Company an executed release of claims.

In the event that the employment of Mr. Fleming or Mr. McNeil is terminated for “cause” (as defined in each respective employment agreement), by the employee for any reason except for “good reason” (as defined in each respective employment agreement), then such employee is entitled to receive their base salary earned and accrued through the effective date of termination, plus reimbursement for any approved expenses incurred but unpaid as of such date. In the event that the employment of Mr. Fleming or Mr. McNeil is terminated by the Company without cause or due to the employee for good reason, such employee shall be entitled to receive a severance package which includes one year of base salary following the effective date of termination, paid in 24 equal semi-monthly installments in accordance with the Company’s regular payroll practices, and continued participation in any health care benefits provided by the Company to its employees for the period of time during which severance payments are paid to such employee, which continued participation in health care benefits may be through participation under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) and reimbursement of COBRA premiums paid by the employee for such continued participation; provided that the employee execute and deliver to the Company an executed release of claims.

Carmena Retirement Agreement. On December 22, 2021, the Company entered into a Retirement Agreement (the “Retirement Agreement”) with J. Michael Carmena, the Company’s former Principal Executive Officer, providing for Mr. Carmena’s retirement from the Company. In connection with the Retirement Agreement, Mr. Carmena delivered a letter providing notice of his resignation from his position as Principal Executive Officer of the Company and as a member of the Board, effective December 31, 2021. Mr. Carmena continued to be an employee of the Company until January 3, 2022 (the “Retirement Date”). Mr. Carmena’s retirement and resignation was not as a result of any disagreement with the Company or the Board on any matter relating to the Company’s operations, policies or practices.

Under the Retirement Agreement, the Company agreed to pay Mr. Carmena the following separation payments and benefits, subject to his meeting his obligations under the Retirement Agreement: (i) a one-time cash payment of $75,000, (ii) a restricted stock grant consisting of 3,549 shares of the Company’s common stock, which vested on the Retirement Date and (iii) acceleration and waiver of all forfeiture and vesting provisions related to a restricted stock award previously granted to Mr. Carmena under the Company’s Restated 2014 Omnibus Long Term Incentive Plan, such that 4,017 shares of restricted stock vested on the Retirement Date. Until two years after the Retirement Date, Mr. Carmena agreed to certain non-competition, non-solicitation and non-disparagement covenants.

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Long-Term Incentive Plan

2014 LTIP. On May 9, 2014, our board of directors approved the 2014 Omnibus Long-Term Incentive Plan (the “LTIP”), which went into effect on September 3, 2014. Our board of directors subsequently amended and restated the LTIP, effective February 10, 2020 to, among other things, increase the number of shares available for grant under the LTIP, and the shareholders approved the amendment on July 9, 2020. We may issue up to 2,000,000 shares of common stock pursuant to awards under the LTIP. The purpose of the LTIP is to (i) attract and retain skilled and qualified officers, employees and directors who are expected to contribute to our success by providing long-term incentive compensation opportunities competitive with those made available by other companies; (ii) motivate participants to achieve the long-term success and growth of the Company; (iii) facilitate ownership of shares of the Company; and (iv) align the interests of the participants with those of our shareholders. Under the LTIP, we are authorized to grant stock options, stock appreciation rights, restricted stock, restricted stock units, and performance share awards to our officers, directors, employees and consultants. The LTIP is administered by our board of directors. The LTIP will terminate on September 3, 2024, but previously granted awards will remain outstanding until they expire by their terms or under the terms of the LTIP.

Pursuant to the terms of the LTIP, except as otherwise provided in an award agreement, upon the occurrence of a Change in Control, all outstanding stock options and all restricted share awards immediately become fully exercisable and vested. Under the LTIP, a “Change in Control” is defined as (i) a sale of all or substantially all of the assets of the Company to any person or entity that is not a wholly owned subsidiary of the Company; (ii) a merger or consolidation to which the Company is a party if all persons who were shareholders of the Company immediately prior to the effective date of the merger or consolidation become beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of securities having less than 50% of the total combined voting power for election of directors (or comparable governing body) of the surviving corporation or other entity following the effective date of such merger or consolidation; or (iii) the approval by shareholders of the Company of any plan or proposal for the liquidation of the Company or its subsidiaries (other than into the Company).

Change of Control

Upon a Change in Control of the Company, all restricted stock awards become fully vested. No executive officers are otherwise entitled to any payments as a result of a Change in Control of the Company.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning outstanding equity awards as of December 31, 2021, for our named executive officers. Market value was determined using the last sale price of our common stock on December 31, 2021, which was $29.55.

	OPTION AWARDS				STOCK AWARDS
Name	Number of securities underlying unexercised options (Exercisable) (#)	Number of securities underlying unexercised options (Unexercisable) (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#) (1)	Market value of shares of units of stock that have not vested ($)
Zachary B. Fleming	2,000	-	6.00	12/31/2022	14,547	429,864
Michael D. McNeil	1,000	-	6.00	4/13/2023	9,351	276,322
Shawn M. Bowman	-	-	-	-	13,070	386,219
J. Michael Carmena	5,000	-	6.00	12/31/2022	13,316	393,488

(1) Represents restricted shares that vested or vest as follows.

Name	Shares of restricted stock	Vesting Schedule
Zachary B. Fleming	1,517	100% on January 1, 2022
	9,037	50% on January 1, 2022 and on the next anniversary thereof
	3,993	33% on February 1, 2022 and on each of the two subsequent anniversaries thereof
Michael D. McNeil	847	100% on January 1, 2022
	5,398	50% on January 1, 2022 and on the next anniversary thereof
	3,106	33% on February 1, 2022 and on each of the two subsequent anniversaries thereof
Shawn M. Bowman	504	100% on January 1, 2022
	9,037	50% on January 1, 2022 and on the next anniversary thereof
	334	100% on January 1, 2022
	3,195	33% on February 1, 2022 and on each of the two subsequent anniversaries thereof
J. Michael Carmena	1,734	100% on January 1, 2022
	8,033	100% on January 3, 2022
	3,549	100% on January 3, 2022

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PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors is asking shareholders to ratify the appointment of Weaver and Tidwell, L.L.P. If our shareholders do not ratify the appointment of Weaver and Tidwell, L.L.P. at the Annual Meeting, the Board may consider other accounting firms for the fiscal year ending December 31, 2022. The Board will be under no obligation, however, to appoint a new independent registered public accounting firm. We expect that representatives of Weaver and Tidwell, L.L.P. will virtually attend the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions after the Annual Meeting.

MaloneBailey, LLP served as the Company’s independent registered public accounting firm from 2014 until September 8, 2021. On September 8, 2021, the Audit Committee of the Board approved the dismissal of MaloneBailey, LLP as the Company’s independent registered public accounting firm, effective as of September 8, 2021, and informed MaloneBailey of such dismissal on the date thereof.

The reports of MaloneBailey on the Company’s consolidated financial statements for the two most recent fiscal years, ended December 31, 2019 and 2020, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2019 and 2020, and the subsequent interim period through September 8, 2021, (i) there were no disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K, with MaloneBailey, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MaloneBailey, LLP, would have caused MaloneBailey, LLP to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such period, and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, except that the Company identified a material weakness in its internal control over financial reporting related to the small size of the Company and limited segregation of duties, which was described in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

On September 8, 2021, the Audit Committee of the Board approved the engagement of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, effective as of such date.

During the fiscal years ended December 31, 2019 and 2020, and the subsequent interim period through September 8, 2021, neither the Company nor anyone acting on its behalf has consulted with Weaver and Tidwell, L.L.P. regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Weaver and Tidwell, L.L.P. concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Vote Required

Assuming the presence of a quorum, the ratification of the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 requires vote of the holders of a majority of the shares entitled to vote that are actually voted for, against or expressly abstained on the proposal.

The Board of Directors recommends that you vote “FOR” the ratification of the selection of Weaver and Tidwell L.L.P. to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

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AUDIT COMMITTEE MATTERS

Audit Committee Report

The audit committee assists the Board of Directors in its general oversight of the Company’s financial reporting processes. The audit committee charter describes in greater detail the full responsibilities of the audit committee. During each fiscal year, the audit committee reviews the Company’s financial statements, management reports, internal control over financial reporting and audit matters. In connection with these reviews, the audit committee meets with management and independent public accountants to review and discuss annual audited financial statements and quarterly financial statements. The audit committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. These meetings include, whenever appropriate, executive sessions in which the audit committee meets separately with the independent public accountants, financial management personnel and legal counsel.

As part of its review of audit matters, the audit committee supervises the relationship between the Company and its independent registered public accountants, including: having direct responsibility for their appointment, compensation and retention, reviewing the scope of their audit services, approving audit and non-audit services and confirming the independence of the independent public accountants. Together with senior members of the Company’s financial management team, the audit committee reviews the overall audit scope and plans of the independent public accountants, the results of external audit examinations and evaluations by management of the Company’s internal control over financial reporting and the quality of the Company’s financial reporting.

In addition, the audit committee reviews key initiatives and programs aimed at designing and maintaining an effective internal and disclosure control structure. As part of this process, the audit committee continues to monitor the scope and adequacy of the steps taken to maintain the effectiveness of internal procedures and controls.

In performing all of these functions, the audit committee acts in an oversight capacity. The audit committee reviews and discusses the quarterly and annual consolidated financial statements with management, and the Company’s independent public accountants prior to their issuance. In its oversight role, the audit committee relies on the work and assurances of the Company’s management, which is responsible for establishing and maintaining adequate internal control over financial reporting, preparing the financial statements and other reports and maintaining policies relating to legal and regulatory compliance, ethics and conflicts of interest. Weaver and Tidwell, L.L.P. is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America.

The audit committee has reviewed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 1301, “Communication with audit committees,” including a discussion with management and the independent public accountants of the quality (and not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments and the disclosures in the Company’s financial statements. In addition, the audit committee reviewed and discussed with Weaver and Tidwell, L.L.P. matters related to its independence, including a review of audit and non-audit fees and the written disclosures in the letter from Weaver and Tidwell, L.L.P. to the audit committee required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent public accountant’s communications with the audit committee concerning independence. The audit committee concluded that Weaver and Tidwell, L.L.P. is independent from the Company and its management. The audit committee has discussed with independent auditors all matters required to be discussed by the Public Company Accounting Oversight Board and the SEC.

Taking all these reviews and discussions into account, the audit committee recommended to the Board of Directors that the audited financial statements be included in Sanara MedTech Inc.’s Annual Report on Form 10-K for fiscal year ended December 31, 2021, for filing with the SEC.

AUDIT COMMITTEE

Eric D. Tanzberger, Chairman
Robert A. DeSutter
Roszell Mack III
James W. Stuckert
Kenneth E. Thorpe

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The Audit Committee Report set forth in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

Fees to Independent Registered Public Accounting Firm

As discussed above, MaloneBailey, LLP served as our independent registered public accounting firm from 2014 until September 8, 2021. On September 8, 2021, the Audit Committee of the Board approved the engagement of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, effective as of such date.

Audit Fees. We engaged MaloneBailey, LLP to conduct an annual audit and review of quarterly financial statements for the year ended December 31, 2020 and for the first two fiscal quarters of 2021. Audit fees for services performed by MaloneBailey, LLP in 2020 and 2021 were $71,000 and $103,000, respectively. The audit fees for 2021 also include fees of $22,000 paid to MaloneBailey, LLP in connection with our underwritten public offering for professional services including comfort letters, consents and review of documents filed with the SEC.

We engaged Weaver and Tidwell L.L.P. to conduct an annual audit and review of quarterly financial statements for the fiscal quarter and year ended December 31, 2021. Audit fees for services performed by Weaver and Tidwell L.L.P. in 2020 and 2021 were $0 and $46,790, respectively.

Tax Fees. We engaged Haynie & Company as our accountants for tax-related services for the years ended December 31, 2021 and December 31, 2020 and paid $38,488 and $30,211, respectively.

All Other Fees. We paid no other fees to independent public accountants.

Pre-Approval Policies and Procedures

The Company’s audit committee is to pre-approve all audit, audit-related and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services and other services. The audit committee may also pre-approve particular services on a case-by-case basis. The independent public accountants are required to periodically report to the audit committee regarding the extent of services provided by the independent public accountants in accordance with such pre-approval. The audit committee may also delegate pre-approval authority to one or more of its members. Such member(s) must report any decisions to the Board at the next scheduled meeting of the Board.

OTHER BUSINESS

The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE SHAREHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a shareholder proposal submitted for inclusion in our proxy statement for the 2023 annual meeting must be received by us at or before the close of business (5:00 p.m. local time) on December 28, 2022. Such proposal must be submitted to our corporate offices at 1200 Summit Ave, Suite 414, Fort Worth, Texas 76102, Attn: Corporate Secretary. However, pursuant to Rule 14a-8, if the 2023 annual meeting is held on a date that is before May 11, 2023 or after July 10, 2023, then a shareholder proposal submitted for inclusion in our proxy statement for the 2023 annual meeting must be received by us a reasonable time before we begin to print and mail our proxy statement for the 2023 annual meeting.

For next year’s annual meeting, we will be required, pursuant to new Rule 14a-19 under the Exchange Act, to include on our proxy card all nominees for director for whom we have received notice under the rule, which must be received no later than 60 calendar days prior to the anniversary of the Annual Meeting. For any such director nominee to be included on our proxy card for next year’s annual meeting, notice must be received no later than April 11, 2023.

A copy of our 2021 Annual Report on Form 10-K, as amended, is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to Sanara MedTech Inc., Attention: Corporate Secretary, 1200 Summit Ave, Suite 414, Fort Worth, Texas 76102.

30

Control Number:	Number of Shares:	Registered Shareholder:

SANARA MEDTECH INC.

1200 Summit Ave., Suite 414

Fort Worth, Texas 76102

PROXY

Solicited on Behalf of the Board of Directors for Annual Meeting of Shareholders, June 10, 2022

The undersigned hereby appoints Zachary B. Fleming and Michael D. McNeil, and each of them, as proxies with full power of substitution, to represent and to vote as set forth herein all the shares of the common stock of Sanara MedTech Inc. which the undersigned is entitled to vote at the 2022 Annual Meeting of Shareholders and any adjournments or postponements thereof, as designated below. If no designation is made, the proxy, when properly executed, will be voted: (i) “FOR” the election of the director nominees named below in Item 1, (ii) “FOR” the ratification of the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 and (iii) in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting.

The Board of Directors recommends that you vote FOR the following:

Item 1 To approve the election of eight directors to serve on the Company’s board of directors until the 2023 annual meeting of shareholders or until their successors are duly elected and qualified.

☐	FOR the election as a director of the eight nominees listed below.

NOMINEES:

01)	Ronald T. Nixon
02)	Robert A. DeSutter
03)	Roszell Mack III
04)	Sara N. Ortwein
05)	Ann Beal Salamone
06)	James W. Stuckert
07)	Eric D. Tanzberger
08)	Kenneth E. Thorpe

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR the election as a director of the eight nominees listed above, except for the following nominees:
____________________________________________

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), write their number(s) on the line above.

The Board of Directors recommends that you vote FOR the following:

Item 2 To approve the ratification of the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

☐	FOR

☐	AGAINST

☐	ABSTAIN

In his or her discretion, the proxy is authorized to vote upon any other matters which may properly come before the Annual Meeting, or any adjournment or postponement thereof.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Dated: ___________________________________________, 2022

______________________________________________________
Signature
______________________________________________________
Signature (Joint Owners)

Please date and sign name exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the shareholder is a corporation, the full corporate name should be inserted and the proxy signed by an officer of the corporation indicating his/her title.

[SEE VOTING INSTRUCTIONS ON REVERSE SIDE]

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VOTING INSTRUCTIONS

Please sign, date and mail this Proxy Card promptly to the following address in the enclosed postage-paid envelope:

Securities Transfer Corporation

2901 N. Dallas Parkway, Suite 380

Plano, Texas 75093

Attention: Proxy Department

OR

You may sign, date and submit your Proxy Card by facsimile to (469) 633-0088.

OR

You my sign, date, scan and email your scanned Proxy Card to proxyvote@stctransfer.com.

OR

You may vote online through the Internet:

1.	Go to http://onlineproxyvote.com/SMTI/ at any time 24 hours a day.

2.	Login using the control number located in the top left-hand corner of this proxy card.

3.	Access the proxy voting link within that website to vote your proxy.

If you vote your proxy on the Internet, you do not need to mail back, fax or email your Proxy Card.

The Proxy Statement, the form of Proxy Card and the Company’s Annual Report to Shareholders are available at http://onlineproxyvote.com/SMTI/.

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